Exhibit 10.2
AMENDMENT NO. 5 RELATING TO
SPONSORED RESEARCH AND LICENSE AGREEMENT
BETWEEN CORNERSTONE THERAPEUTICS INC., FORMERLY KNOWN AS
CRITICAL THERAPEUTICS, INC.,
AND
THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH
DATED JANUARY 1, 2003
THIS AMENDMENT NO. 5 is made the 3rd day of August 2010.
BETWEEN:
(1)	Cornerstone Therapeutics Inc., formerly known as Critical Therapeutics, Inc., a Delaware corporation (“CTI”); and
(2)	The Feinstein Institute for Medical Research, a New York not-for-profit corporation (“Feinstein”).
RECITALS:
(A)	CTI and Feinstein entered into a Sponsored Research and License Agreement, dated January 1, 2003.
(B)	The said Sponsored Research and License Agreement was modified by that certain Letter Agreement between CTI and Feinstein dated February 3, 2004, and was amended by each of Amendment No. 1 dated September 18, 2006, Amendment No. 2 dated January 8, 2007, Amendment No. 3 dated June 29, 2007, that certain letter agreement effective September 26, 2007 (the “September 2007 Letter”), and Amendment No. 4 dated August 3, 2010. The Sponsored Research and License Agreement as so modified and so amended is referred to herein as the “Original Agreement.”
(C)	CTI and Feinstein have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 5.
OPERATIVE PROVISIONS:
1.	Introduction, Definitions and Interpretation
1.1	This Amendment No. 5 is supplemental to the Original Agreement.

1.2	In this Amendment, the expression “this Amendment No. 5” shall mean this Amendment No. 5, including its recitals and schedules.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

1.3	Except where expressly provided to the contrary in this Amendment No. 5:
1.3.1	all capitalized terms used in this Amendment No. 5 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 5; and

1.3.2	this Amendment No. 5 shall be interpreted in the same manner as the Original Agreement.
1.4	References to clauses and Articles herein are to clauses and Articles of the Original Agreement.
2.	Amendments
NOW THEREFORE, in consideration of the mutual covenants contained in the Original Agreement and in this Amendment No. 5 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that, with effect from the Amendment No. 5 Date (as defined below), the Original Agreement is hereby amended as follows:
2.1	In the first paragraph under Recitals of the Original Agreement, the reference to “Field (defined below)” shall be replaced with “field of cholinergic anti-inflammatory pathway-based products and methods.”

2.2	In the second paragraph under Recitals of the Original Agreement, the reference to “Field” shall be replaced with “field of cholinergic anti-inflammatory pathway-based products and methods.”

2.3	Article 1 of the Original Agreement shall be amended by insertion of the following additional definition after Article 1.2(e):

“1.2(f). “Amendment No. 5 Date” shall mean August 3, 2010.”

2.4	Article 1.3 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“1.3. “Field” shall mean any or all uses, except for the treatment of inflammatory disorders with antibodies to the alpha-7 nicotinic receptor(s).”

2.5	In Article 1.7 of the Original Agreement, the reference to “Field” shall be replaced with “field of cholinergic anti-inflammatory pathway-based products and methods.”

2.6	Schedule 1.7 to the Original Agreement shall be replaced in its entirety by Schedule 1.7 as set forth in Exhibit A hereto and incorporated herein.

2.7	Article 1 of the Original Agreement shall be amended by insertion of the following additional definition after Article 1.7:

“1.7(a). “Limited Right Patent Rights” shall mean those Feinstein Patent Rights listed on Schedule 1.7(a) together with any continuations, continuations-in-part, divisionals, non-provisional applications with respect thereto, patents which are granted based on any of the aforementioned applications and any reissues, renewals, reexaminations, substitutions or extensions thereof (or of the patents listed on Schedule 1.7(a), if any), and any foreign counterparts to any of the foregoing.”

2.8	Schedule 1.7(a) set forth in Exhibit B hereto and incorporated herein shall be inserted into the Original Agreement as new Schedule 1.7(a).

2.9	In Article 1.8 of the Original Agreement, the reference to “Field” shall be replaced with “field of cholinergic anti-inflammatory pathway-based products and methods.”

2.10	Article 1.11 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“1.11. “Product(s)” shall mean each product for the Field: (1) the making, use, sale or importation of which is covered by a Feinstein Valid Patent Claim; and/or (2) made by a process covered by a Feinstein Valid Patent Claim; and/or (3) resulting from the use of Feinstein Technology.”

2.11	Article 1 of the Original Agreement shall be amended by insertion of the following additional definitions after Article 1.15:

“1.15(a). “Targacept” shall mean Targacept, Inc., a Delaware corporation.

1.15(b). “Targacept Sublicense Agreement” shall mean the Exclusive License Agreement between CTI and Targacept effective on or about August 3rd, 2010.”

2.12	In Article 2.3.2 of the Original Agreement, the reference to “Field” shall be replaced with “field of cholinergic anti-inflammatory pathway-based products and methods.”

2.13	The first sentence of Article 3.1 of the Original Agreement shall be deleted and replaced with the following:

“Feinstein hereby grants to CTI and its Affiliates a perpetual and irrevocable (subject to the terms of this Agreement), worldwide, royalty-bearing, sole and exclusive (even as to Feinstein and its Affiliates, subject to Article 3.3, and further subject to Article 3.2) license, with the right to sublicense (through multiple tiers of sublicensees), under Feinstein Patent Rights and Feinstein Technology to make, have made, use, have used, offer for sale, sell, have sold, import, have imported and/or otherwise exploit Product(s).”

2.14	The following shall be added to the end of Article 3.4 of the Original Agreement:

“Notwithstanding anything in this Agreement to the contrary, for so long as the Targacept Sublicense Agreement remains in effect, Feinstein acknowledges and agrees that, without limitation, compliance by Targacept with Section 4.1(a) of the Targacept Sublicense Agreement shall be conclusively deemed to constitute compliance by CTI with this Article 3.4. Further, CTI agrees to provide to Feinstein copies of all summary written progress reports received by CTI from Targacept pursuant to Section 4.3 of the Targacept Sublicense Agreement, subject to Article 6.1.”

2.15	Article 5.1 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“5.1. CTI Authority. Except as provided in Articles 5.4 and 5.7, CTI shall have primary responsibility for filing, prosecuting, maintaining and defending Feinstein Patent Rights in the United States and those other jurisdictions worldwide as CTI may in its discretion elect to pursue from time to time, employing patent counsel of its choice. Initially, CTI’s choice for patent counsel is the firm of Hamilton, Brook, Smith & Reynolds, P.C., Concord, Massachusetts, for which Feinstein grants its approval. Feinstein also grants its approval for the firm of Womble Carlyle Sandridge & Rice, PLLC (multiple locations). If CTI decides to retain a different or additional patent counsel in the future to file, prosecute and/or maintain Feinstein Patent Rights, Feinstein shall have the right to approve CTI’s selection of a different or additional patent counsel, such approval not to be unreasonably withheld, conditioned or delayed. Patent counsel selected by CTI shall treat Feinstein as its client (as well as CTI) and the owner of Feinstein Patent Rights; provided that the foregoing is not intended to limit in any respect the authority of CTI as the responsible party for filing, prosecuting, maintaining and defending Feinstein Patent Rights as provided in this Article 5.1.”

2.16	Article 5.3 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“5.3. Right of Feinstein to be Informed. For work performed by patent counsel selected by CTI pursuant to Article 5.1, such patent counsel shall keep Feinstein reasonably informed of the status of each of the patent applications and patents in the Feinstein Patent Rights and will consult from time to time with Feinstein concerning the prosecution of such patent applications. Such patent counsel will provide Feinstein in a timely manner with copies of all applications in the Feinstein Patent Rights and any other documents with respect to Feinstein Patent Rights filed with or received from any patent office.”

2.17	Article 5.4 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“If CTI decides to abandon any application or patent in the Feinstein Patent Rights, it agrees to provide Feinstein with sufficient notice to allow Feinstein to assume filing, prosecution and/or maintenance of that application or patent using counsel of its own choice. If CTI decides not to pursue in Australia, Canada, China, France, Germany, Italy, Japan, Spain, the United Kingdom or the United States counterpart filings of any application or patent in the Feinstein Patent Rights, it agrees to provide Feinstein with sufficient notice to allow Feinstein to pursue such counterpart filing(s) using counsel of its own choice. If Feinstein does assume future filing, prosecution or maintenance of such application or patent or does pursue such counterpart filing(s), CTI shall no longer be licensed under such patent application(s) pursuant to this Agreement.”

2.18	Article 5.5 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“5.5. Enforcement and Defense of Feinstein Patent Rights. Subject to Articles 5.7 and 5.8, if CTI or Feinstein becomes aware of any actual or potential infringement of Feinstein Patent Rights (including a deemed infringement under the Drug Price Competition and Patent Term Restoration Act of 1984, as amended), it will notify the other party and CTI and Feinstein will subsequently confer about appropriate action against such actual or potential infringement. CTI shall have the first right, but shall not be obligated, to enforce Feinstein Patent Rights against such infringement, or to defend against any action or proceeding alleging non-infringement of any Feinstein Patent Rights, or to defend against any action or proceeding alleging invalidity or unenforceability of any

Feinstein Patent Rights (any of the foregoing, a “Patent Action”), in its own name and under its own direction and control, or settle any such Patent Action by sublicense or otherwise; provided that Feinstein shall have the right to participate in such Patent Action with its own counsel at its own expense and without reimbursement hereunder and, in such event, CTI shall provide Feinstein with an opportunity to consult regarding such Patent Action. Feinstein (i) shall provide full cooperation at the expense of CTI and (ii) shall join such Patent Action if reasonably requested by CTI or required by applicable law, in which event (clause (ii)) CTI shall also reimburse Feinstein for Feinstein’s counsel fees and expenses. Any settlement or recovery received from any such Patent Action shall be divided [***] percent ([***]%) to CTI and [***] percent ([***]%) to Feinstein after CTI deducts from any such settlement or recovery its reasonable counsel fees and out-of-pocket expenses relative to such Patent Action, except that, to the extent CTI assigns the right to bring or defend a Patent Action to a sublicensee (or any direct or indirect sublicensee thereof), any settlement or recovery by such sublicensee (or direct or indirect sublicensee thereof) shall instead be allocated between CTI and such sublicensee as provided in the agreement between CTI and such sublicensee and that portion of such settlement or recovery received by CTI and/or its Affiliates shall be treated as sublicense income subject to Article 4.2.4.

If CTI decides not to bring or defend any Patent Action, then Feinstein shall have the right to do so; provided that CTI shall have the right to participate in such Patent Action with its own counsel at its own expense and without reimbursement hereunder and, in such event, Feinstein shall provide CTI with an opportunity to consult regarding such Patent Action. Any settlement or recovery received from any such Patent Action shall be divided [***] percent ([***]%) to Feinstein and [***] percent ([***]%) to CTI after Feinstein deducts from any such settlement or recovery its reasonable counsel fees and out-of-pocket expenses relative to such Patent Action.”

2.19	Article 5 of the Original Agreement shall be amended by insertion of the following additional Articles 5.6, 5.7, 5.8, 5.9 and 5.10:

“5.6. Patent Term Extension. CTI shall have the sole right to make all decisions in each country or jurisdiction in the world regarding patent term extensions for each Feinstein Patent Right (other than Limited Right Patent Rights) and for each Product, including (i) in the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq., (b) outside of the United States pursuant to supplementary protection certificates and (c) anywhere in the world with respect to any other extensions that are

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

now or become available in the future. Upon request by CTI, and at CTI’s sole cost and expense, Feinstein shall timely implement, or cooperate in all reasonable respects in the timely implementation of, CTI’s decisions under this Article 5.6.

5.7. Limited Right Patent Rights. Notwithstanding anything in this Article 5 to the contrary, CTI shall not have any (i) filing, prosecution, maintenance, defense or enforcement rights with respect to Limited Right Patent Rights or (ii) obligation to pay any patent-related or other expenses of any kind with respect to Limited Right Patent Rights.

5.8 Limitations on Enforcement. Notwithstanding anything in this Agreement to the contrary: (i) CTI shall not have any right to enforce any Feinstein Patent Rights against any third party solely for making, using or selling any antibodies to the alpha-7 nicotinic receptor(s) to treat inflammatory disorders; provided that this Article 5.8 is not intended to limit in any respect CTI’s right to bring, defend or settle a Patent Action pursuant to Article 5.5, even if such Patent Action arises (via counterclaim or otherwise) out of or in connection with an action brought by a party other than CTI to enforce any Feinstein Patent Rights (other than an action to enforce Limited Right Patent Rights and no other Feinstein Patent Rights) against a third party solely for making, using or selling any antibodies to the alpha-7 nicotinic receptor(s) to treat inflammatory disorders; and (ii) none of Feinstein, its Affiliates or any of their respective licensees shall have any right to enforce any Feinstein Patent Rights that are not Limited Right Patent Rights against any third party for making, using or selling any antibody to the alpha-7 nicotinic receptor(s) to treat any inflammatory disorder without the prior written consent of Targacept, if the Targacept Sublicense Agreement is in effect.

5.9 Assignment of Rights to Targacept and SetPoint. As between Feinstein and CTI, CTI shall have the right to assign any or all of its rights and/or to delegate any or all of its obligations under this Article 5 to Targacept or any direct or indirect sublicensee of Targacept for so long as the Targacept Sublicense Agreement remains in effect and/or to SetPoint Medical Corporation or any direct or indirect sublicensee of SetPoint (together, “SetPoint”) for so long as the Exclusive License Agreement between SetPoint and CTI, as amended (the “SetPoint License”), remains in effect; provided that, for clarity, to the extent CTI assigns a right to Targacept or SetPoint but does not delegate a corresponding obligation, such corresponding obligation shall not be deemed waived by Feinstein and shall remain the obligation of CTI.

5.10. Cooperation. Without limiting any other provision of this Article 5, each of CTI and Feinstein shall cooperate with the other party in all reasonable respects, at the reasonable expense of such other party, in the exercise of such other party’s rights under this Article 5.”

2.20	Article 6.1 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“6.1. Non-Disclosure Obligations. During the Research Term and for a period of five (5) years thereafter, both parties shall maintain in confidence, and use only for purposes of this Agreement, confidential information and data received from the other party. In addition, for a period beginning on the date of the Targacept Sublicense Agreement and ending five (5) years after its expiration or termination for any reason, Feinstein shall maintain in confidence (i) all summary written progress reports received pursuant to Article 3.4 and all information and documents received pursuant to Article 5.3, in each case whether received from CTI or from Targacept and provided that such obligation with respect to information and documents received pursuant to Article 5.3 shall not change Feinstein’s status as the owner of the Feinstein Patent Rights, as applicable, and (ii) the terms of the Targacept Sublicense Agreement. Upon expiration or termination of this Agreement, all confidential information and data, and copies thereof, will be returned to the transmitting party by the receiving party upon request of the transmitting party (although one copy may be retained solely for legal record keeping purposes); provided that Feinstein shall have no such obligation with respect to information and documents received pursuant to Article 5.3.

Feinstein agrees that Targacept shall be a third party beneficiary of (a) the preceding paragraph as applied to summary written progress reports received pursuant to Article 3.4 and information and documents received pursuant to Article 5.3, (b) clause (ii) of Article 5.8 and (c) Article 8.3, entitled to enforce the terms thereof at law or in equity; provided that this paragraph shall not create any implication or inference as to Targacept’s rights, if any, as to any other provision of this Agreement.”

2.21	Article 6.5 of the Original Agreement shall be amended by deleting the reference to “CTI” and replacing it with a reference to “each of CTI and Targacept.”

2.22	Article 8.2 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“8.2. Termination for Cause. Upon or after a breach of any material provision of this Agreement by a party (including non-timely payment of any payment due to Feinstein hereunder), the non-breaching party may terminate this Agreement by giving the breaching party thirty (30) days notice in writing specifying the breach; provided, however, that: (a) this Agreement shall not terminate (i) if the breaching party cures the specified breach within such thirty (30) day period or (ii) if the specified breach is not reasonably curable within such thirty (30) day period and the breaching party has commenced cure of such breach within the thirty (30) day period and thereafter has proceeded diligently to cure such breach within a reasonable time; and (b) notwithstanding the foregoing or anything in this Agreement to the contrary, in the event CTI is the breaching party and the Targacept Sublicense Agreement is in effect: (i) Feinstein’s notice of termination cannot be effective if a copy thereof is not also provided to Targacept concurrently; and (ii) upon receipt of a copy of an effective notice of termination from Feinstein, Targacept shall thereupon have the right in its sole discretion to cure (or commence and proceed to cure) the breach on behalf of CTI as provided in clause (a) above. Any notice to be provided to Targacept pursuant to this Article 8.2 shall be given as provided in Article 10.4, with Targacept’ address being “Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101, Attention: Vice President, Licensing, Fax: (336-480-2285) and Attention: General Counsel, Fax: (336-480-2103).”

2.23	Article 8.3 of the Original Agreement shall be amended by deleting the second sentence in its entirety and replacing it with the following:

“Moreover, the provisions of Article 6 shall survive the expiration or termination of this Agreement, except that the obligation of Feinstein under Section 6.1 to maintain in confidence information and documents received pursuant to Article 5.3 shall not survive such expiration or termination; provided that in no event shall Feinstein disclose or make available any such information or documents in any manner that identifies, or associates such information or documents with, Targacept or any affiliate thereof.”

2.24	Article 10.2 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“10.2. Assignment. This Agreement may not be assigned or otherwise transferred by either party without the written consent of the other party; provided, however, that CTI and its Affiliates may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business relating to the Field, or in the event of its merger or consolidation, or to Targacept if the Targacept Sublicense Agreement is then in effect. Any purported assignment in violation of the preceding sentence shall be void. Except with respect to an assignment or delegation pursuant to Article 5.9, any permitted assignee shall assume all obligations of its assignor under this Agreement. Feinstein shall have the right to sell, assign or otherwise transfer its entire right, title and interest to the patent applications and/or patents within Feinstein Patent Rights to a Feinstein Affiliate, provided the Affiliate assumes all of the obligations of Feinstein hereunder. Otherwise, Feinstein shall not sell, assign or otherwise transfer title or any portion thereof to any patent application or patent within the Feinstein Patent Rights as long as exclusive licenses under that patent application and/or patent are still held by CTI without the prior written consent of CTI, which consent will not be unreasonably withheld.”
3.	No Other Amendments; Confirmations
3.1	Save as amended by this Amendment No. 5, the parties confirm that the Original Agreement shall continue in full force and effect in all respects.

3.2	As of the Amendment No. 5 Date, the Research Term has expired and is no longer in effect.

3.3	As of the Amendment No. 5 Date, neither Feinstein nor the Principal Investigator has any abstract, manuscript, article, presentation or the like with respect to Sponsored Research pending, under consideration for or proposed for publication or has any plans to prepare or submit any such abstract, manuscript, article, presentation or the like for publication or consideration for publication.

3.4	Feinstein shall take all actions in the future necessary under the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 USC §§200-212, as amended (the Bayh-Dole Act), as well as any regulations promulgated pursuant thereto, to secure ownership of all Feinstein Patent Rights for Feinstein, including complying with all reporting requirements as set forth in 37 C.F.R. 401.14 and in the funding agreements between the U.S. government (or the National Institutes of Health) and Feinstein.

3.5	Feinstein’s right to “proceed to commercialize such patent applications and inventions (including by way of a license grant to a third party),” as acknowledged and agreed by CTI in clause (ii) of the third paragraph of the September 2007 Letter, is not intended to, and shall not be interpreted to, include any rights with respect to Products.

3.6	To Feinstein’s current knowledge, the intellectual property licensed and rights granted to CTI pursuant to the License Agreement between CTI and Feinstein effective July 1, 2001, as may have been amended thereafter, do not include any patent rights or technology necessary to develop, commercialize or otherwise exploit any Product, except and to the extent that such Product contains an HMG polypeptide (or a fragment thereof), or an HMG receptor (or a fragment thereof), or an antibody (or a fragment thereof) or other biological composition that binds to any of the foregoing. Feinstein agrees that Targacept shall be a third party beneficiary of the representation in this paragraph, entitled to enforce the terms thereof at law or in equity; provided that the foregoing shall not create any implication or inference as to Targacept’s rights, if any, as to any other provision of this Amendment No. 5.
4.	Counterparts

This Amendment No. 5 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 5.
5.	Governing Law and Jurisdiction

This Amendment No. 5 shall be governed by and considered in accordance with the laws of the State of New York without regard to any conflict of laws provisions thereof.
6.	Targacept Sublicense Agreement and SetPoint License Amendment
Feinstein has reviewed and has no objection to the execution and performance by CTI of (i) the Targacept Sublicense Agreement and (ii) the Second Amendment to Exclusive License Agreement between CTI and SetPoint Medical Corporation effective on or about the effective date of the Targacept Sublicense Agreement.
[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 5 as of the Amendment No. 5 Date.

CORNERSTONE THERAPEUTICS INC.
By:	/s/ Andrew Powell
	Name:	Andrew Powell
	Title:	Secretary

THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH
By:	/s/ Kirk R. Manogue, PhD
	Name:	Kirk R. Manogue, PhD
	Title:	Vice President

EXHIBIT A — SCHEDULE 1.7

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

2

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

3

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CRTX Docket	Attorney Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

4

Application number,
CRTX Docket	Attorney Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

(end)

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

5

EXHIBIT B — SCHEDULE 1.7(a)

Application number,
CRTX Docket	Attorney Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

(end)

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

6